Exhibit 24.1


                                Power of Attorney

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Rodney A. Young and Deborah L. Moore his or her true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of LecTec Corporation's 401(k) & Profit Sharing Plan (the "Plan"), with respect to shares of Common Stock of LecTec Corporation to be issued under the Plan and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any necessary state securities commissions or other agencies, granting unto said attorney-in-fact and agent, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agent, or the substitutes for such attorneys-in-fact and agent, duly lawfully do or cause to be done by virtue hereof.


               Signature                                      Date
               ---------                                      ----

By
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  Lee M. Berlin, Director


By
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  Alan C. Hymes, M.D., Director


By /s/Paul O. Johnson                             Dated:  February 13, 1998
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  Paul O. Johnson, Director


By /s/Bert J. McKasy                              Dated:  February 13, 1998
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  Bert J. McKasy, Director


By
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  Marilyn K. Speedie


By /s/Donald C. Wegmiller                         Dated:  February 13, 1998
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  Donald C. Wegmiller


By /s/Rodney A. Young                             Dated:  February 13, 1998
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  Rodney A. Young